LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities

Lincoln ChoicePlusSM product suite, Lincoln ChoicePlusSM II product suite,
Lincoln ChoicePlus AssuranceSM (A-Share), Lincoln ChoicePlus AssuranceSM (B-Share),
 Lincoln ChoicePlus AssuranceSM (Bonus), Lincoln ChoicePlus AssuranceSM (C-Share),
Lincoln ChoicePlus AssuranceSM (L-Share), Lincoln ChoicePlus AssuranceSM Series,
Lincoln ChoicePlusSM Advisory, Lincoln ChoicePlusSM Design,
Lincoln ChoicePlusSM Signature

Supplement dated October 25, 2024 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2024

This Supplement to your summary prospectus outlines important changes related to Appendix B – Investment Requirements that will be effective on and after November 18, 2024. All other provisions outlined in your variable annuity prospectus, as supplemented, remain unchanged.

The American Century Diversified Growth Model and JPMorgan U.S. Active Growth Model will be added to the list of models to which you allocate your Contract Value if: 1) your Contract was issued on or after August 29, 2016; and 2) if you elect (or have elected) the following riders:
•	i4LIFE® Advantage Select Guaranteed Income Benefit prior to May 21, 2018, and on and after August 19, 2024;
•	Lincoln Market Select® Advantage,
•	Lincoln Max 6 SelectSM Advantage,
•	4LATER® Select Advantage, or
•	if you are transitioning to i4LIFE® Advantage Select Guaranteed Income Benefit from one or these riders.

Additionally, the American Century Diversified Growth Model and JPMorgan U.S. Active Growth Model will be added to the list of models to which you may allocate 100% of Account Value for elections of i4LIFE® Advantage Select Guaranteed Income Benefit on or after May 21, 2018 and prior to May 18, 2020.

Please note that your Contract may not offer every rider impacted by these requirements.

Please retain this Supplement for future reference.